CALVERT CAPITAL ACCUMULATION FUND
CALVERT INTERNATIONAL EQUITY FUND
CALVERT INTERNATIONAL OPPORTUNITIES FUND
CALVERT EMERGING MARKETS EQUITY FUND
Supplement to Statement of Additional Information dated February 1, 2017

1.  The following is added to “Supplemental Information on Principal Investment Policies and Risks”:

Equity Investments

Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes.

2.  The following replaces “Limited Partnerships” under “Non-Principal Investment Policies and Risks”:

Partnerships

Venture Capital Limited Partnerships. A Fund may invest in venture capital limited partnerships (“limited partnerships”), through the Special Equities program, to the extent disclosed in the Prospectus. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Funds, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Funds with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their qualification as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. A Fund’s liability generally is limited to the amount of its commitment to the partnership. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Publicly-Traded Partnerships. The Funds may also invest in securities issued by companies that are organized as publicly-traded partnerships or master limited partnerships. These entities may be listed and traded on U.S. securities exchanges or other exchanges, and are generally operated under the supervision of one or more managing partners. Limited partners, such as the Funds, are not usually involved in the day-to-day management of the company, but are allocated income, capital gains, losses, deductions and expenses associated with the partnership project in accordance with the terms of the partnership agreement. Unlike ownership of common stock of a corporation, the Funds would have limited voting rights and have no ability annually to elect directors in connection with their investment in a partnership.

Risks involved with investing in partnerships include, among other things, risks associated with the partnership’s structure, management, and operating history as well as volatility risks of the specific industry or industries in which the partnership invests (for example, real estate development, oil, or gas). Certain partnership securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.

State law governing partnerships is often less restrictive than state law governing corporations. As a result, there may be less legal protections afforded to investors in a partnership than investors in a corporation. Because partnerships are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income taxes but instead pass their earnings on to unit holders (except in the case of some publicly traded partnerships that may be taxed as corporations).

August 15, 2017

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